 Exhibit 99.2

Investor Presentation June 2020

Disclaimer This investor presentation (this “presentation”) is for informational purposes only and has been prepared to assist parties i n m aking their own evaluation with respect to the proposed transaction (the “Business Combination”) between Ittella International (“ Ittella ” or “Tattooed Chef”) and Forum Merger II Corporation (“Forum”) contemplated by that certain agreement and plan of merger (th e “ Merger Agreement”), by and among Forum, MYJOJO, INC. and the other parties thereto and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect to the Business Co mbination. No Representation or Warranty. No representation or warranty, express or implied, is or will be given by Forum or Ittella or any of their respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completene ss of the information in this presentation or any other written, oral or other communications transmitted or otherwise made availab le to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relat ing thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Forum, and does not constitute investment, tax or legal advice. The recipient also acknow led ges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Forum and Ittella disclaim any duty to update the information contained in this presentation. An y and all trademarks and trade names referred to in this presentation are the property of their respective owners. Forward - Looking Statements. This presentation contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination, satisfaction of cl osing conditions to the Business Combination, the level of redemption by Forum’s public stockholders and purchase price adjustments in connection with the Business Combination, the timing of the completion of the Business Combination, the antici pat ed Adjusted EBITDA of the combined company following the Business Combination, anticipated ownership percentages of the combined company’s stockholders following the Business Combination, and the business strategy, plans and objectives of ma nag ement for future operations, including as they relate to the potential Business Combination. Such statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and ot her similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but th e absence of these words does not mean that a statement is not forward - looking. When Forum discusses its strategies or plans, incl uding as they relate to the Business Combination, it is making projections, forecasts and forward looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Forum’s manage men t. These forward - looking statements involve significant risk and uncertainties that could cause actual results to differ materially from the expected result. Most of these factors are outside Forum’s and Ittella’s control and are difficult to predict. Fact or s that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances th at could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties or the combined company following announcement of the proposed Business Combination; (3) the inability to co mplete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (4) the risk that the announcement of the proposed Business Com bin ation disrupts current plans and operations; (5) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability a nd maintain relationships with suppliers and customers; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, bu sin ess, competitive factors, weather and/or commodity prices; and (9) other risks and uncertainties described in the documents filed with the U.S. Securities and Exchange Commission (the “SEC”) by Forum. You are cautioned not to place undue reliance u pon any forward - looking statements, which speak only as of the date made, and Forum and Ittella undertake no obligation to update or review the forward - looking statements whether as a result of new information, future events or otherwise. No Offer or Solicitation. This presentation shall not constitute a solicitation of a proxy, consent or authorization with res pec t to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell o r t he solicitation of an offer to buy any securities of Forum, Ittella or their affiliates. Use of Projections. This presentation contains financial forecasts. Neither Forum’s nor Ittella’s auditors have audited, revi ewe d, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentati on, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the pu rpo se of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been p rovided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and compet iti ve risks and uncertainties that could cause actual results to differ materially from those contained in the prospective finan cia l information. Projections are inherently uncertain due to a number of factors outside of Forum’s or Ittella’s control. Accordi ngl y, there can be no assurance that the prospective results are indicative of future performance of Forum, Ittella or the combi ned company after the Business Combination or that actual results will not differ materially from those presented in the prospect ive financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data. In this presentation, we rely on and refer to information and statistics regarding market participa nts in the sectors in which Ittella competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Being in receipt of this presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities. Non - GAAP Measures. This presentation includes certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjuste d EBITDA Margin. Adjusted EBITDA is defined as net income (loss), before interest expense, income tax benefit (expense), depreciation and amortization expense, and adjusted to reflect certain non - recurring expenses or those expenses not e xpected to survive the closing. The Company's management believes that this non - GAAP, unaudited measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to t he Company's financial condition and results of operations and you should not rely on any single financial measure to evaluate the Company's business. These non - GAAP financial measures are not calculated in accordance with generally accepted accounting pr inciples in the United States (“GAAP”) and should not be considered as alternatives to GAAP. These non - GAAP financial measures are included herein because Forum and Ittella believe that the use of these non - GAAP financial measures provi des an additional tool for investors to use in evaluating ongoing operating results and trends. Other companies may calculate their non - GAAP financial measures differently, and therefore Ittella’s non - GAAP financial measures may not be directly comparable to similarly titled measures of other companies. For additional information and a reconciliation of these non - GAAP financial measures to the nearest comparable GAAP financial measures, see the section titled “Non - GAAP Reconciliation” in t he Appendix at the end of this presentation. Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP financial measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Additional Information Forum intends to file a preliminary proxy statement with the SEC in connection with the Business Combination and will mail a def initive proxy statement and other relevant documentation to its stockholders. This presentation does not contain all of the information that should be considered concerning the Business Combination. Forum’s stockholders and other interested parties ar e advised to read, when available, the preliminary proxy statement and any additional information filed by Forum with the SEC concerning the Business Combination, as these materials will contain important information about Ittella , Forum and the Business Combination. A definitive proxy statement will be mailed to stockholders of Forum as of a record da te to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement a nd other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, once available at the SEC’s website at www.sec.gov, or by directing a request to Forum Merger II Corporation, 1615 South Congress Ave nue, Suite 103, Delray Beach, FL 33445. Participants in the Solicitation Forum and its directors and executive officers may be deemed participants in the solicitation of proxies from Forum’s stockho lde rs with respect to the Business Combination. A list of names of such directors and executive officers and a description of t hei r interests in Forum is contained in Forum annual report on Form 10 - K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. Additional information regarding the interest s o f such directors and executive officers will be contained in the proxy statement for the Business Combination when available. Ittella and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from stockholde rs of Forum in connection with the Business Combination. A list of the names of such directors and executive officers and a description of their interests in the Business Combination will be included in the proxy statement for the Business Combinati on when available. 1

Today's presenters

Tattooed Chef			Forum Merger II



Sam Galletti
CEO / President

- Sam has 35 years of experience in the food industry having served in both operational and investor roles within seafood, breaded vegetables, salsas and dips, grilled chicken, and organic foods companies



Stephanie Dieckmann
CFO / COO [(1)]

- Stephanie joined Tattooed Chef in 2017 as COO and currently oversees the organization's ongoing operations and procedures
- Prior to Tattooed Chef, Stephanie spent 12 years in the food industry, including seven years as the CFO of APPA Fine Foods



Sarah Galletti
The "Tattooed Chef" and Creative Director

- Creator of The Tattooed Chef
- Sarah joined the Company in 2014 and began spearheading the shift to being a plant-based food company, which included the creation and development of Tattooed Chef's products
- Prior to Tattooed Chef, Sarah worked as a chef in Italy at a variety of places



David Boris
Co-CEO / CFO

- David has over 30 years of Wall Street experience in mergers and corporate finance and has been involved in more than 15 SPAC transactions as a board member, underwriter and M&A advisor, including seven business combinations totaling over $3.4 billion
- David is a former Director of ConvergeOne
- Active member of the Young Presidents' Organization

1) *Note that as a public company, the CFO role will be separated. The Company has initiated a search for a new CFO. Stephanie will remain as COO once the CFO role has been filled.*

2

Tattooed Chef investment highlights

$222 Million
2021P Net Sales

67% CAGR
Net Sales From 2018-2021P

13% CAGR
Plant-based Foods From 2017-2019 (1)

$55 Billion
U.S. Frozen Food Addressable Market (2)

$482 Million
Pro Forma Enterprise Value

2.2x
2021P Revenue

15.6x
2021P Adjusted EBITDA (3)

Strongly aligned with major food trends	Massive addressable market in the $55bn frozen food category	Diverse portfolio of innovative plant-based products	Proven track record for developing new products
Established branded and private label presence in leading retailers	Integrated sourcing and manufacturing critical to innovation-focused model	Significant growth opportunities through expanded distribution to new and existing customers	Passionate management team with deep food industry expertise

1) *SPINSscan Natural and Specialty Gourmet.*
2) *CY 2019, Nielsen xAOC + Conv.*
3) *Adjusted EBITDA is non-GAAP measure. Please see page 29 for a reconciliation of Net Income to Adjusted EBITDA for Tattooed Chef.*

3

Introduction o Introduction 4 I. Business Overview II. Financial Overview & Projections III. Transaction Details IV. Appendix A GENDA

SECTION I BUSINESS OVERVIEW

x 6 Tattooed Chef is... A disruptive food company Brand focused, with proven private label capabilities Innovator and creator of diverse product portfolio Experiencing exceptional growth Well positioned for continued growth $47.9 $84.9 $148.0 $222.0 2018 2019 2020E 2021P PROJECTED NET SALES GROWTH ($ in millions) 66.7% CAGR x Plant - based x Great Tasting x Convenient and Inviting x Innovative Flavors x Clean Label x Sustainable and Ethically Sourced x Health Conscious x Farm to Table x Made From Plants, Not Science 6 1 2 3 4 5

The history of Tattooed Chef

Tattooed Chef has evolved from an importer of Italian vegetables and products to a highly disruptive, modern brand that is capturing significant market share in the fast-growing plant-based food market



Stonegate Foods / Ittella
Tattooed Chef
(Net sales $ in millions)
Stonegate Foods
2009
CEO Sam Galletti opens Stonegate Foods and begins importing vegetables and other Italian products to be sold to national natural channel retailer
$2.1
2010
Stonegate begins selling private label products to leading natural channel retailer and national discount supermarket
$4.4
2014
Sarah Galletti, current Creative Director, joins firm
$10.9
Ittella
2015
Stonegate becomes Ittella Int. and begins manufacturing in own facility
$12.9
2017
The Tattooed Chef brand is launched and begins focusing on plant-based food products
Giuseppe Bardari, current President of Italian operations, joins the Company
Current Italy plant is opened
$32.5
2019
Releases 12 new SKUs under the Tattooed Chef brand in the club channels
$84.9
2020E
Changes name to Tattooed Chef (1)
Doubled production capacity
20+ SKUs available to conventional retail
$148.0

1) Ittella International to formally change name to Tattooed Chef upon completion of merger.

7

Tattooed Chef: plant-powered food for everyone

Tattooed Chef's foundation is based on providing great-tasting, plant-based products to the growing group of consumers who seek to adopt a more eco-friendly and health-conscious lifestyle

- The Tattooed Chef brand was created in 2017 by Sam's daughter, Sarah Galletti, after she experienced different food scenes and cultures while abroad, and began noticing a lack of high-quality, plant-based ready-to-cook products that were available to consumers
- Tattooed Chef's innovative plant-based products, eye-catching packaging and edgy branding has had significant success appealing to not just the younger, eco- and health-conscious consumers, but also to the greater population of people seeking more wholesome foods
- Strong consumer demand has helped expand Tattooed Chef products into stores across the country, including the predominant club stores
- The brand and Sarah have also been recognized for their success:
  - 2nd Place for Best New Product of the Year at Sam's Club (Tattooed Chef's Cauliflower Mac & Cheese)
  - 2019 Progressive Grocer's GenNext Award (Sarah Galletti) (1)

Serving Up Plant-Powered Foods To People Who Give A Crop


The Tattooed Chef


ORGANIC AÇAI BOWLS
SMOOTHIE BOWLS

1) *2019 GenNext Award Winners: The Disruption Generation, 2019.*

8

Strongly aligned with major food trends

Tattooed Chef's products are plant-based, organic, non-GMO and protein-rich, making it well aligned with multiple leading consumer lifestyles and positioning it for long-term growth

- Consumers' increased focus on clean label eating continues to drive the growing popularity of a plant-based lifestyle
- These secular food consumption trends position Tattooed Chef for growth given its focus on providing great-tasting, plant-based food, such as cauliflower stir fry, organic acai bowls and value-added zucchini spirals

SALES (AND % YOY GROWTH) BY LIFESTYLE CLAIM (1)

($ in billions)



Tattooed Chef is aligned with three of the four most popular lifestyle claims
$263.8
$106.4
$80.1
$62.4
Vegeterian Diet (+1.0%)
Pescaterian Diet (+0.5%)
Plant Based Diet (+1.6%)
Vegan Diet (+1.7%)

MOST POPULAR FOOD CLAIMS AMONG CONSUMERS (2)

(% of U.S. consumers who "always", "frequently" or "occasionally" purchases foods with these food claims)



Natural
Enhanced
Alternative dietary lifestyle
69%
66%
55%
54%
35%
60%
55%
47%
42%
35%
31%
23%
18%
No artificial ingredients
All-natural
Organic
Non-GMO
Clean label
Protein-rich
Healthy fats
Antioxidant-rich
Plant-based
Gluten-free
Vegeterian
Vegan
Paleo

1) Total Consumer Report 2019. Nielsen. 2019.
2) Consumer Health Claims 3.0: The Next Generation of Mindful Food Consumption. L.E.K. Consulting. 2018.

9

Growth in plant-based consumption is expected to continue

Plant-based foods are expected to experience strong long-term growth; consumer surveys indicate an increase in consumption of foods in this category

- Plant-based food sales reached approximately $5 billion in 2019, growing 13% annually since 2017 (1)

INCREASED CONSUMPTION OF PLANT-BASED FOODS (2)

(% of respondents who responded to how often they want eat plant-based foods)



48% of respondents say they want to eat more plant-based foods
17%
31%
45%
1%
1%
5%
Much more often
Somewhat more often
About the same
Somewhat less often
Much less often
Do not eat plant-based foods

CONSUMERS ARE SHIFTING THEIR DIETS…(3)

(% of respondents)



Meat Eater
71%
55%
Consumers want to eat less meat…
Flexitarian
19%
25%
Vegetarian
2%
5%
Vegan
1%
2%
…And shift their diets to include more plant-based options by adopting a flexitarian, vegetarian or vegan diet
How I eat today
How I want to eat tomorrow

…EVIDENCED BY GROWTH IN RETAIL SALES (4)

(2016-2019 CAGR)



-3.9%
6.8%
2.2%
13.1%
Milk
Meat
Animal-based
Plant-based

10

1) *SPINSscan Natural and Specialty Gourmet.*
2) *Homescan Panel Protein Survey. Nielsen. 2018.*
3) *Beyond Meat Initiating Coverage Report. Jefferies. 2019.*
4) *Nielsen xAOC + Conv. Animal-based Meats excludes processed meats.*

Prepared Foods $17.8 Pizza $4.9 Vegetables $3.1 Fruits $1.1 Pasta, Rice & Grains $0.2 Desserts $12.6 Meats (incl. Meat Alternatives) $6.8 Seafood $5.0 Others $3.7 Massive opportunity to disrupt the $55bn U.S. Frozen Food category 1) CY 2019, Nielsen xAOC + Conv. 2) 2019 Food & Health Survey. International Food Information Council 2019. 3) Grand View Research. 11 Plant - based products are gaining share across multiple segments within the frozen food category 2019 U.S. FROZEN RETAIL SALES (1) : $55.2bn Tattooed Chef’s Current Opportunity: $27.1bn Tattooed Chef’s Long - Term Opportunity: $15.5bn o The growth in the frozen food category has been primarily driven by the recent product innovation as a response to the growing demand for great tasting, clean label and convenient options o The overall frozen food category outpaced the general center of store food categories (1) o Millennials and Gen Z are driving growth in the frozen foods section due to convenience, frozen fresh and plant - based foods – The number of consumers who say convenience had a significant impact on their food purchase decision has grown from 49% in 2017 to 57% in 2019 (2) o Longer term opportunity to penetrate the $380 billion global frozen food market (3) Tattooed Chef’s Near - Term Opportunity: $12.6bn

Diverse offering of value - added plant - based products Tattooed Chef serves consumers’ various demands, from snack to side dish to main course, making them the ideal supplier for retailers seeking to offer a more complete plant - based portfolio COMPANY PRODUCTS (1) NET SALES BREAKDOWN 2020E (2) 1) Products shown are representative and do not include all of Tattooed Chef’s offerings. 2) Does not include miscellaneous sales. 3) Consists of mostly pasta, fish (only through 2019) and other desserts. 12 35% 20% 19% 13% 9% 1% 3% Meals Smoothie Bowls Vegetables Pizza Veg. Spirals Healthy Grains Other 53% 47% Tattooed Chef (Branded) Private Label (3)

Proven track record for developing new products o This track record of success has helped establish strong relationships with the Company’s current customers, attract new customers and grow Tattooed Chef into a leading plant - based food company 1) Represents an estimate. 13 Tattooed Chef is dedicated to the identification of consumer food trends, which helps the Company rapidly introduce new and innovative products with a high probability of success NEW PRODUCT PERFORMANCE BY VINTAGE MONTH (Rolling total of $ millions sold) Tattooed Chef brand 1 st Month 6 th Month 12 th Month Product: Acai Bowl Release date: May 2019 1 st Month 6 th Month 12 th Month (1) Product: Riced Cauliflower Stir Fry Release date: July 2019 $0.2 $1.2 $9.3 $0.2 $1.9 $6.6 1 st Month 6 th Month 12 th Month Product: Cauliflower Pizza Release date: June 2017 Product: Riced Cauliflower Release date: February 2018 Private label 1 st Month 6 th Month 12 th Month $0.5 $4.1 $7.3 $0.1 $1.5 $4.7

Established branded and private label presence in leading retailers

Tattooed Chef's branded sales are expected to outpace growth of private label as the Company continues to launch new products and expand into new retail doors

- Since Tattooed Chef began selling plant-based products in 2017, retailers have relied on the Company to provide high-quality, plant-based options in order to meet growing consumer demand for these types of foods
- Tattooed Chef's growing reputation in the food industry has led to it being approached by multiple retailers that request the Company sell both its branded and private label products in their stores

BRANDED AND PRIVATE LABEL NET SALES BREAKDOWN

($ in millions, % share of total branded and private net sales)



$32.5
93%
2017
$47.9
94%
2018
$84.9
74%
26%
2019
$148.0
48%
52%
2020E
$222.0
37%
63%
2021P
Branded
Private Label

- ✓ *Largest national retailer*
- ✓ *Leading natural channel retailer*
- ✓ *National discount supermarket*

14

Increasing demand for the Tattooed Chef brand 1) Select customer reviews sourced from Samsclub.com & Walmart.com. 15 Tattooed Chef’s innovative plant - based products and unique flavor profiles have helped the brand achieve significant growth and a nationwide presence in just three years BRANDED SALES GROWTH AND SKU PROLIFERATION ($ in millions) Great Healthy Treat. These bowls are amazing. A great healthy treat. I have already recommended to so many people! Sam’s Club please keep them on the shelf! “ Yum! Absolutely love this stuff, the only sad thing is knowing it’s a seasonal product and will eventually disappear from the shelves. Enjoy it while it lasts!! “ Amazing! This is amazing! I’m glad I bought multiple bags. I’m a huge fan of Tattooed Chef items. I hope this is available at Sam’s Club FOREVER! “ Please keep this as a regular club item! These frozen noodles are so good! They are convenient and perfect for healthy plant based diets… “ O.M.G!!!!! This pizza is something else! I am a pizza brat and I think I found my go to frozen pizza! …I am definitely buying this again and telling EVERYONE to get it! “ “ SELET CONSUMER REVIEWS (1) I ate all 4 in less than 3 days. These are seriously amazing and I don’t normally like sweet potatoes AT ALL!! Seriously worth a try!! $1.6 $2.3 $19.8 $77.1 $140.0 6 12 26 39 59 0 10 20 30 40 50 60 70 $0.0 $50.0 $100.0 $150.0 $200.0 2017 2018 2019 2020E 2021P Tattooed Chef Revenue SKUs Sold

Increased penetration of new and existing customer doors Note: Tattooed Chef doors penetrated represents estimates from the Company. Grocer A stores includes the chain’s confirmed 20 20 store openings. Source: Store counts from public sources, including annual filings or company websites. 16 Tremendous white space opportunity to expand in new and existing customer doors Tattooed Chef does not currently have a presence in leading regional retailers… …Or in the stores of some of the largest grocers in the U.S Branded products expected to grow from 7% to ~50% door penetration at the Largest National Retailer by end of 2020 476 503 599 785 1,900 4,769 127 216 242 245 312 352 416 1,029 1,239 1,844 2,323 2,764 Current Tattooed Chef Doors Available Doors

Certification Italy facility U.S. facility Integrated sourcing and manufacturing critical to innovation - focused model 1) Kosher certification. 17 Tattooed Chef’s U.S. and Italian operations provide the infrastructure to develop its innovative products using sustainable ingredients OPERATIONAL OVERVIEW SIGNIFICANT CERTIFICATIONS ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ -- Prossedi, Italy Paramount, California o Raw material supply – strong relationships with local growers allow Tattooed Chef to have a supply of high - quality, non - GMO and organic produce o Vegetable production – Tattooed Chef’s Italy facility has proprietary manufacturing capabilities, significant capacity and a robust team to help support expected future growth ITALY OPERATIONS o Value - added production – Tattooed Chef’s agile operations are aligned with the Company’s innovation - driven business model as it allows for seamless new product development, production, numerous different packaging types and the ability to meet short timelines o Inventory control – complete control of production allows the Company to efficiently manage its inventory and minimize waste U.S. OPERATIONS (1)

SECTION II FINANCIAL OVERVIEW & PROJECTIONS

Summary financials Consistent, proven growth track record with significant upside potential 1) Adjusted EBITDA is non - GAAP measure. Please see page 29 for a reconciliation of Net Income to Adjusted EBITDA for Tattooed Chef. NET SALES ($ in millions) ADJ. EBITDA AND ADJ.EBITDA MARGIN (1) ($ in millions, % of net sales) 19 $47.9 $84.9 $148.0 $222.0 2018 2019 2020E 2021P ($0.1) $7.0 $17.2 $30.8 8.2% 11.6% 13.9% -5.0% 0.0% 5.0% 10.0% 15.0% ($2.5) $7.5 $17.5 $27.5 $37.5 $47.5 2018 2019 2020E 2021P

Strong momentum continued in Q1 2020 The first quarter of 2020 showed strong continued momentum driven by explosive growth within the Tattooed Chef brand across all customers 1) Adjusted EBITDA is non - GAAP measure. Please see page 29 for a reconciliation of Net Income to Adjusted EBITDA for Tattooed Chef. 20 NET SALES ($ in millions) ADJ. EBITDA AND ADJ.EBITDA MARGIN (1) ($ in millions, % of net sales) $17.0 $34.1 Q1 2019 Q1 2020 $1.6 $5.8 9.4% 17.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q1 2019 Q1 2020 YoY Growth 264% YoY Growth 101%

Long term growth targets 21 Net Sales Growth 20%+ Adjusted EBITDA Margin High - Teens Adjusted EBITDA Growth 20%+

SECTION III TRANSACTION DETAILS

Proposed transaction overview

- Pro Forma enterprise value of $482 million (15.6x 2021P Adj. EBITDA) [(1)]
- Existing shareholders of Ittella Intl. to be paid $75 million cash consideration and roll-over shares in Tattooed Chef that are valued at $344 million
- Completion of transaction expected in Q3 2020

PRO FORMA VALUATION

($ in millions, except per share values)

	Pro-Forma for Transaction Close
Illustrative Share Price	$10.00
Pro Forma Shares Outstanding	57.5[(2)]
Total Equity Value	**$575**
Pro Forma Net Cash	$94[(2)]
Pro Forma Enterprise Value	**$482**

Pro-Forma Enterprise Value / Adj. EBITDA	
2020E Adj. EBITDA	27.9x
2021P Adj. EBITDA	15.6x

Pro-Forma Enterprise Value / Revenue	
2020E Revenue	3.3x
2021P Revenue	2.2x

SOURCES & USES

($ in millions)

Sources of Funds	
Cash Held in Trust	$207 [(3)]
Issuance of Shares	$344
Total Sources	**$551**

Uses of Funds	
Stock Consideration	$344
Cash Consideration	$75
Estimated Fees & Expenses	$30
Cash to Balance Sheet	$102
Total Uses	**$551**

ILLUSTRATIVE POST-TRANSACTION OWNERSHIP BREAKDOWN


Forum II Management
5%
Public Shareholders
35%
Tattooed Chef
Shareholders
60%

1) Adjusted EBITDA is non-GAAP measure. Please see page 29 for a reconciliation of Net Income to Adjusted EBITDA for Tattooed Chef.
2) Pro Forma share count includes 20.0mm Forum Merger II public shares, 3.1mm Forum Merger II founding shares, and 34.4mm rollover shares issued to sellers. Excludes shares underlying warrants ($11.50 strike price) and earnout shares (which vest at $12.00 and $14.00). Pro Forma Net Cash include $102mm of cash to balance sheet less $8mm of net debt from Company as of 3/31/20.
3) Assumes no redemption of public shares, balance as of 6/8/20.

23

Growth and margin benchmarking to comparable companies Source: S&P Capital IQ and company filings as of June 10, 2020. 1) Pro Forma for acquisition of Quest. 2) Pro Forma for acquisition of Voortman. 24 CY 2019 – 2021P NET SALES CAGR CY 2019 – 2021P ADJUSTED EBITDA CAGR Health & Wellness Food Median: 11.9% Mid - Cap Food Median: 1.9% 61.7% 55.4% 25.2% 11.9% 8.4% (4.2%) 3.1% 2.8% 2.1% 2.0% 1.9% 1.6% 0.4% (0.6%) (2.2%) (1) (2) 110.1% 72.2% 45.7% 12.2% 4.6% 3.0% 5.2% 5.0% 4.9% 4.8% 3.0% 2.6% 1.7% 1.3% (9.2%) (1) (2) CY 2021P ADJUSTED EBITDA MARGIN 13.9% 19.6% 18.5% 16.1% 10.4% 10.1% 23.9% 21.4% 21.1% 21.1% 19.2% 18.3% 17.3% 11.8% 10.9% Health & Wellness Food Median: 16.1% Mid - Cap Food Median: 19.2% Health & Wellness Food Median: 12.2% Mid - Cap Food Median: 3.0%

Valuation benchmarking to comparable companies Source: S&P Capital IQ and company filings as of June 10, 2020. 1) Pro Forma for acquisition of Quest. 2) Pro Forma for acquisition of Voortman. 25 CY 2021P ADJUSTED EBITDA MULTIPLE Health & Wellness Food Median: 17.1x Mid - Cap Food Median: 11.0x 15.6x 126.8x 50.3x 17.1x 15.5x 12.8x 18.2x 16.0x 13.0x 11.9x 11.0x 10.6x 10.5x 10.2x 9.6x CY 2021P REVENUE MULTIPLE Health & Wellness Food Median: 3.0x Mid - Cap Food Median: 2.1x 2.2x 13.2x 8.1x 3.0x 2.4x 1.7x 3.4x 3.2x 2.5x 2.5x 2.1x 2.0x 2.0x 1.4x 1.1x 61.7% 55.4% 25.2% 11.9% 8.4% (4.2%) (2.2%) 1.6% (0.6%) 2.0% 2.1% 3.1% 2.8% 1.9% 0.4% 0.04x 0.24x 0.32x 0.25x 0.28x (0.41x) (1.53x) 2.03x (4.44x) 1.28x 1.02x 0.66x 0.71x 0.73x 2.54x 2019 – 2021P Revenue Growth Revenue Multiple / Revenue Growth EBITDA Mult. / EBITDA Growth Median: 1.76x EBITDA Mult. / EBITDA Growth Median: 2.51x Revenue Mult. / Revenue Growth Median: 0.25x Revenue Mult. / Revenue Growth Median: 0.73x 110.1% 72.2% 45.7% 4.6% 3.0% 12.2% 2.6% (9.2%) 5.2% 4.8% 3.0% 4.9% 5.0% 1.7% 1.3% 0.14x 1.76x 1.10x 3.68x 5.13x 1.05x 7.11x (1.74x) 2.51x 2.46x 3.65x 2.17x 2.12x 6.08x 7.26x 2019 – 2021P EBITDA Growth EBITDA Multiple / EBITDA Growth (1) (1) (2) (2)

Size benchmarking to previous high growth food company IPOs Source: S&P Capital IQ and Equity research reports . 1) LTM as of 3/31/20. Adjusted EBITDA is non - GAAP measure. Please see page 29 for a reconciliation of Net Income to Adjusted EBITDA for Tattooed Chef. 26 LTM NET SALES $102.1 $162.8 $117.6 $87.9 $74.2 Median LTM Net Sales: $102.8 LTM ADJUSTED EBITDA Median LTM Adj. EBITDA: $6.5 $11.2 $67.8 $16.0 ($3.0) ($19.3) ($ in millions, at IPO) ($ in millions, at IPO) (1) (1)

Size benchmarking to previous high growth food company IPOs Source: S&P Capital IQ and Equity research reports . 7 - quarter forward values are calendarized from IPO date. Share prices as of June 10, 2020. 1) Tattooed Chef figures represent 2021 projections. 2) Denotes acquisition announcement date. 27 7 - QUARTER FORWARD NET SALES PROJECTIONS $222.0 $318.7 $246.8 $163.1 $134.0 Median Forward Net Sales: $205.0 7 - QUARTER FORWARD ADJUSTED EBITDA PROJECTIONS Median Forward EBITDA: $22.3 $30.8 $91.8 $26.0 $18.6 $14.7 ($ in millions, from IPO) ($ in millions, from IPO) (1) (1) POST - IPO STOCK PRICE PERFORMANCE Median Price Performance: 292.2% $25.00 $15.00 $19.00 $18.00 $156.16 $81.35 $46.00 $12.00 At IPO Today / At Sale (5/1/19) (11/6/14) (3/28/12) (8/4/15) (9/8/14) (2) (12/18/17) (2)

SECTION IV APPENDIX

29 Non – GAAP reconciliation (unaudited) 1) In FY 2019, the Company was made aware that their third - party cold storage facility failed to ship all goods held at its facilit y to a customer, which resulted in the Company writing off receivables from the customer associated with these unshipped products. This adjustment removes bad debt expense from earning s a s this loss was one - time in nature and related to the actions of a third party. 2) Related Party Expenses consist of expenses primarily associated with activities outside of normal course operations and allow anc es to management that will likely be reduced or eliminated following the proposed transaction. (1) (2) Historical FY Ended 12/31, Historical Q1 Ended 3/31, ($ in thousands) 2018 2019 2019 2020 Net Income (loss) ($8) $5,221 $1,132 $3,959 Tax Expense ($742) ($402) $201 $1,438 Interest Expense $162 $944 $110 $202 Depreciation $310 $565 $57 $102 EBITDA ($278) $6,328 $1,500 $5,701 Inventory Lost by Third Party $0 $373 $0 $0 Related Party Expenses $214 $297 $90 $87 Adjusted EBITDA ($64) $6,998 $1,590 $5,788

30 Case study: Forum Merger I / ConvergeOne 1) Source: ConvergeOne website (https://investor.convergeone.com/home/default.aspx) and Forum Merger/ConvergeOne SEC filings. 20 18E Revenue and EBITDA represents midpoint of ConvergeOne’s 2018 financial expectations ( https://www.sec.gov/Archives/edgar/data/1697152/000119312518158306/d583890dex991.htm ). 2) Based on share purchased for $12.50, right for 1/10th share worth $1.25 and ½ warrant tendered for $0.60 in Forum I’s warrant te nder. ConvergeOne is a leading IT services provider of collaboration and technology solutions for large and medium enterprises Approximately 90%+ services renewal rate for Managed, Cloud and Maintenance (MC&M) 9,000+ customers and 2,700+ employees Experienced management team with 25+ of industry experience including public company experience ($ in millions) Industry with a large and growing total addressable market Company with history of growth and recurring revenue model Company with large cap and deeply entrenched clients Able to utilize company as a platform for future mergers and acquisitions Significant retained ownership by seller $1.3 billion enterprise value representing ~8.3x 2018E adj. EBITDA vs. median comparable valuations >10.0x Transaction funded through combination of newly issued Forum shares and cash including $144 million raised from common stock private placement (“PIPE”) from institutional investors Pre - existing ConvergeOne stockholders led by PE Sponsor Clearlake Capital (“Sellers”) retained approximately 55% at closing Sellers and Forum Management had the potential to receive earnouts if certain criteria were met PF adj. EBITDA targets were $144 million, $155 million and $165 million in 2018, 2019 and 2020 respectively ‒ Earnout consisted of 9.9 million shares and $99 million in cash, of which 100% had been earned by 9/30/18 ‒ Earnout included catch up payments for prior earnouts if the later earnouts were achieved ‒ ConvergeOne was acquired for $1.8 billion by CVC Capital nine months after the merger, or $12.50 per share, netting a return of 43.5% to investors who purchased units in Forum I’s IPO (2) Investment Thesis Transaction Overview Company Overview Financial Overview (1) $492 $601 $816 $919 $1,500 $59 $70 $88 $139 $160 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2014 2015 2016 2017 2018E Revenue Adj. EBITDA